VOYA INVESTORS TRUST
VY® CBRE Real Estate Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
and preferred stocks of U.S. real estate investment	investments tied to companies that are principally
trusts and real estate companies.	engaged in the real estate industry.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
and preferred stocks of U.S. real estate investment	investments tied to companies that are principally
trusts and real estate companies. The Portfolio will	engaged in the real estate industry. For purposes of
provide shareholders with at least 60 days’ prior	this 80% policy, a company is principally engaged
notice of any change in this investment policy. For	in the real estate industry if the company: (i)
this Portfolio, the sub-adviser (the “Sub-Adviser”)	derives at least 50% of its total revenue or
defines a real estate company as a company that:	earnings from owning, operating, leasing,
(i) derives at least 50% of its total revenue or	developing, constructing, financing, managing,
earnings from owning, operating, leasing,	brokering, and/or selling commercial, industrial,
developing, managing, brokering and/or selling	or residential real estate; or (ii) has at least 50% of
real estate; or (ii) has at least 50% of its assets	its assets invested in real estate. For purposes of
invested in real estate. Companies principally	this 80% policy, companies principally engaged in
engaged in the real estate industry may include	the real estate industry may include, without
real estate investment trusts (“REITs”), master	limitation, real estate investment trusts (“REITs”),
limited partnerships, real estate owners, real estate	master limited partnerships, real estate owners,
managers, real estate brokers, real estate dealers,	real estate managers, real estate brokers, real
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and companies with substantial real estate holdings.
estate dealers, and companies with substantial real estate holdings.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.
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